UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 2, 2007

Pharmion Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 28th Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	720-564-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01	Regulation FD Disclosure.

On August 2, 2007, Pharmion Corporation issued a press release announcing top line results of a multi-institutional, international, randomized, Phase 3 controlled trial of Vidaza® (azacitidine for injection) versus conventional care regimens in the treatment of patients with higher-risk myelodysplastic syndromes.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information incorporated by reference in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item	9.01	Financial Statements and Exhibits.

		(d) Exhibits

		Exhibit
		Number	Description
		99.1	Press Release, dated August 2, 2007 This exhibit is furnished pursuant to Item 7.01 and shall not be deemed to be “filed.”

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION

Date: August 2, 2007	By:	/s/ Steven N. Dupont
Name: Steven N. Dupont
Title: Vice President, General Counsel and Corporate Secretary